SECURITY AGREEMENT
                               ------------------


     This SECURITY AGREEMENT (this "AGREEMENT") is made as of September 1, 2005, by and between UC Hub Group, Inc., a _________ corporation, All Com USA, Inc., a _______ corporation, Larry Wilcox (collectively and individually, the "COMPANY") and Mobilepro Corp., a Delaware corporation (the "SECURED PARTY").

                                    RECITALS
                                    --------

     WHEREAS, the Company will issue a note in the original principal amount of $150,000 (the "Note") to the Secured Party; and

     WHEREAS, the parties have agreed that the Note will be secured by the Company's grant to the Secured Party of a security interest in and to certain collateral, pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

1.     SECURITY
       --------

     1.1     GRANT OF SECURITY INTEREST.  As security for payment of any and all
             --------------------------
obligations under the Note owed by the Company to the Secured Party when and as due (collectively, the "SECURED OBLIGATIONS") the Company hereby grants to the Secured Party a security interest in the Collateral (as defined below).

     1.2     COLLATERAL  DEFINED.  As  used  in  this  Agreement  the  term
             -------------------
"Collateral" means (i) _______ shares of Company common stock held by Mr. Larry Wilcox represented by Certificate No. ______ (which shall be delivered to Secured Party upon execution of this Agreement), and (ii) all of the assets of the entities as described and identified on Exhibit A attached hereto wherever located including without limitation, and all proceeds thereof.

     1.3     FINANCING  STATEMENTS.  So  long as any Secured Obligations payable
             ---------------------
to the Secured Party have not been fully satisfied, the Company will promptly execute and deliver to the Secured Party such assignments, notices, financing statements or other documents and papers in order to evidence the perfection of the Secured Parry's rights in the Collateral and any proceeds thereof or revenues therefrom as the Secured Party may reasonably require in order to perfect and maintain the security interest in the Collateral granted to the Secured Party hereby and to give any third party notice of the Secured Party's interest in the Collateral. Upon the full and final payment of the Secured Obligations, the Secured Party will execute and deliver such documents as may be reasonably necessary and requested by the Company to release the Collateral from the security interest granted to the Secured Party in this Agreement.

2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and
       ---------------------------------------------
warrants  to  the  Secured  Party  as  follows.

     2.1      AUTHORITY.  The  Company  has  all  right,  power  and  authority
              ---------
necessary to make, enter into and perform their respective obligations under this Agreement and to grant the Secured Party the security interest in the Collateral granted in Section I above, without the need for the consent or approval of any other person or entity. The Company has taken all necessary action to make this Agreement the legal, valid, binding and enforceable obligation of the Company that it purports to be. The board of directors for the Company has taken all necessary action and given all approvals and consents necessary for the Company to enter into the Note and this Agreement, and to perform all obligations thereunder and hereunder.

     2.2     NO  LEGAL  OBSTACLE  TO AGREEMENT.  To the knowledge of the Company
             ---------------------------------
and except as otherwise indicated in the Operating Agreement, neither the execution and delivery of this Agreement nor the consummation of any transaction contemplated hereby, nor the fulfillment of the terms of this Agreement or of any other agreement or instrument referred to herein, has constituted or resulted in, or will constitute or result in, a breach of the provisions of any instrument, contract or agreement to which the Company is a party or by which the Company and/or the Collateral are bound, or the violation of any law, judgment, decree or governmental or administrative order, rule or regulation applicable to the Company, or has resulted in or will result in the creation of any lien or claim upon any of the Collateral, No consent of any other person (including without limitation any shareholder or creditor of the Company) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     2.3     TITLE;  NO  LIENS  OR  CLAIMS  IN  COLLATERAL.  Except ____________
             ---------------------------------------------
(i) no other person or entity has any right, title or interest in or to the Collateral except for statutory liens for the payment of current taxes that are not yet delinquent and (ii) all of the Collateral is free and clear of all liens, security interests., mortgages, claims, rights, encumbrances and restrictions of any kind except for statutory tax Hens and the security interest granted to the Secured Party under this Agreement.

     2.4     NO BANKRUPTCY.   The Company are not subject to any bankruptcy case
             -------------
or  insolvency  proceedings  before any court in any jurisdiction. In the ninety
(90) days preceding the effective date hereof, the Company has not received any threat from any third party to subject them to any involuntary bankruptcy or insolvency proceeding.

3.     COVENANTS  OF  THE  COMPANY.  The  Company will comply with the covenants
       ---------------------------
contained in this Section at all times while this Agreement is effective unless the Secured Party shall otherwise consent in writing,

     3.1     OWNERSHIP AND LIENS.  The Company will maintain good and marketable
             -------------------
title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except those in favor of the Secured Party. The Company will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. The Company will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except those hens or filings filed in favor of the Secured Party. The Company will defend at their expense the Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     3.2     CONDITION  OF  GOODS.  The Company will maintain, preserve, protect
             --------------------
and keep all Collateral which constitutes goods in good condition, repair and working order and will cause such Collateral to be used and operated in good and workmanlike manner, in accordance with applicable laws and in a manner which will not make void or cancelable any insurance with respect to such Collateral. The Company will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which the Secured
Party  may  request  from  time  to  time.

4.     DEFAULTS AND REMEDIES.
       ---------------------

     4.1     EVENTS  OF DEFAULT.  Each of the following constitutes an "Event of
             ------------------
Default"  if  under  this  Agreement:

          (a)     Failure to Pay Indebtedness.  The Company shall fail to pay as
                  ---------------------------
and when due any Secured Obligations under the Note within five (5) days after written notice of such default from the Secured Party.

          (b)     Non-Performance  of  Covenants.  The  Company shall breach any
                  ------------------------------
covenant or agreement made herein or in the Note and fail to cure such breach within five (5) days after written notice of such breach from the Secured Party.

          (c)     Bankruptcy.  The  filing of a voluntary or involuntary case by
                  ----------
or against the Company under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of the Company's assets.

          (d)     Insolvency.  The  Company  shall  become  insolvent,  make  a
                  ----------
transfer in fraud of creditors or make an assignment for the benefit of creditors.

          (e)     Involuntary  Lien.  The  filing  or  commencement  of  any
                  -----------------
involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral,

     4.2     REMEDIES  AND  RELATED  RIGHTS.  If  an Event of Default shall have
             ------------------------------
occurred, and without limiting any other rights and remedies provided herein, under any of the other documents, agreements or otherwise available to the Secured Party, the Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a)     Remedies.  The  Secured  Party  may  from  time  to  time  at their
             --------
discretion, without limitation and without notice except as expressly provided in any of the Financing Documents or otherwise as provided by California or Federal law or the law of the state where assets are located. All of Holder's rights hereunder are cumulative, not exclusive:

          (i) exercise in respect of the Collateral all me rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral);

          (ii) require the Company, and each of them hereby agree that they will at then-expense and upon request of the Secured Party, assemble the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

          (iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

          (iv) sell or otherwise dispose of, at its office, on the premises of the Company or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Secured Obligations have been paid and performed in Ml), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (v) buy the Collateral, or any portion thereof, at any public sale;

          (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (vii) apply for the appointment of a receiver for the Collateral, and the Company hereby consents to any such appointment, and

          (viii) at its option, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such mat the Secured Party is entitled to do so under the UCC or otherwise.

     (b)     Notices  of Disposition.  The Company agrees that in the event they
             -----------------------
are entitled to receive any notice under the UCC, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at the addresses for the Company set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (c)     Application  of  Proceeds.  If  any  Event  of  Default  shall have
             -------------------------
occurred, the Secured Party may at their discretion and without notice to the Company (any requirement of notice being expressly waived) apply or use any cash held by the Secured Party as Collateral, and any cash proceeds received by the Secured Parry in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as the Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Secured Party in connection with (A) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (B) the exercise or enforcement of any of the rights and remedies of the Secured Party hereunder,

          (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii) to the satisfaction of the Secured Obligations (without constituting a retention of collateral in satisfaction of an obligation within the meaning of Section 9.505 of the UCC);

          (iv)      by  holding  such  cash  and  proceeds  as  Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the UCC or any other applicable statutory provision); and

          (vi) by delivery to the Company, or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

     (d)     Deficiency.  In  the  event  that  the  proceeds  of  any  sale of,
             ----------
collection from, or other realization upon, all or any part of the Collateral by the Secured Party are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company, and any party who guaranteed or is otherwise obligated to pay all or any portion of the Secured Obligations shall be liable for the deficiency. Notwithstanding anything to the contrary herein, Holder is entitled to pursue all other remedies in connection with these obligations secured hereunder at any time (whether or not Holder is or is not pursuing remedies hereunder at the same time). It shall be no defense to Company that Holder has not exhausted its remedies under this agreement

     (e)     Non-Judicial  Remedies.  In  granting to me Secured Party the power
             ----------------------
to enforce their rights hereunder without prior judicial process or judicial hearing, the Company expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require the Secured Party to enforce their rights by judicial process. The Company recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent the parties from resorting to judicial process at the party's option.

     (f)     Other  Recourse.  The  Company  waives  any  right  to  require the
             ---------------
Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with the Company in any suit arising out of the Secured Obligations, or pursue any other remedy available to the Secured Party. The Company further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Secured Obligations. The Company further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party.

5.     TERMINATION.  When  all  Secured  Obligations  have been paid in full, or
       -----------
terminated in accordance with their terms, this Agreement and the security interest granted to the Secured Party under this Agreement will terminate. Upon termination hereof, the Secured Party will execute Mid deliver to the Company such UCC financing statement releases and other documents as shall be necessary to evidence the termination of the Secured Party's security interest in the Collateral

6.     GENERAL PROVISIONS.
       ------------------

     6.1     SURVIVAL.  The  representations,  warranties  and  covenants of the
             --------
parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the parties.

     6.2     NO  THIRD  PARTY  BENEFICIARIES;  CONSTRUCTION.  Nothing  in  this
             ----------------------------------------------
Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason, of this Agreement, except as expressly provided in this Agreement. This Agreement and its exhibits are the result of negotiations between the parties and has been reviewed by each party hereto; accordingly, this Agreement will be deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party.

     6.3     RIGHTS  AND  REMEDIES  CUMULATIVE.  The  rights and remedies of the
             ---------------------------------
Secured Party herein provided will be cumulative and not exclusive of any other rights or remedies provided by law, in equity, by contract or otherwise.

     6.4     ATTORNEYS'  FEES.  If  any  party hereto commences or maintains any
             ----------------
action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.

     6.5     NOTICES. Any and all notices required or permitted to be given to a
             -------
party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (c) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (d) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth on the signature page below, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: President".

     6.6     FURTHER  ASSURANCES.  Company  agrees  to  execute  such  further
             -------------------
documents and instruments and to take such further actins as Holder, in Holder's sole discretion, deems necessary from time to time during the term hereof, to carry out the purposes and intent of this agreement.

     6.7     GOVERNING  LAW;  JURISDICTION.  This  Agreement will be governed by
             -----------------------------
and construed in accordance with the laws of the State of Maryland, without giving effect to that body of laws pertaining to conflict of laws the Company. Company has agreed and does hereby agree that the laws of Maryland shall apply to any dispute hereunder and that any dispute arising in connection with this Agreement, the Note, shall be resolved exclusively in either the state courts located in Howard County, Maryland or the Southern District Court of Maryland.

     6.8     TITLES  AND  HEADINGS.  The  titles,  captions and headings of this
             ---------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this

Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

     6.9     ENTIRE  AGREEMENT.  This  Agreement  and  the documents referred to
             -----------------
herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

     6.10     SEVERABILITY.  If any provision of this Agreement is determined by
              ------------
any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to me extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provisions) through good faith negotiations.

     6.11     AMENDMENT  AND  WAIVERS.  This  Agreement may be amended only by a
              -----------------------
written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of then- respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

     6.12     SUCCESSORS  AND ASSIGNS; ASSIGNMENT.  Except as otherwise provided
              ------------------------------------
in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. None of the parties may assign their rights or obligations under this Agreement without the prior written consent of all other parties; provided, however, such consent shall not be unreasonably withheld.

     6.13     COUNTERPARTS.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

     6.14     FACSIMILE  SIGNATURES.  This  Agreement  may  be  executed  and
              ---------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if me original signature had been delivered to the other party.

     IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed and delivered as of the Effective Date,

UC HUB GROUP. INC.:
-------------------

By:     /s/ Larry Wilcox
        -----------------------------
Name:   Larry Wilcox
        -----------------------------
Title:  Chief Executive Officer
        -----------------------------
Address:
        -----------------------------
Fax No.:
        -----------------------------

/s/ Larry Wilcox
-------------------------------------
Larry Wilcox

ALL COM USA. INC.:
------------------

By:     /s/ Larry Wilcox
        -----------------------------
Name:   Larry Wilcox
        -----------------------------
Title:  Chief Executive Officer
        -----------------------------
Address:
        -----------------------------
Fax No.:
        -----------------------------

SECURED PARTY:
--------------

By:
        -----------------------------
Name:
        -----------------------------
Title:
        -----------------------------
Address
        -----------------------------
Fax No. (   )
        -----------------------------




                     [Signature Page to Security Agreement]

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL
                            -------------------------

     Any and all types and classifications of collateral in which a security interest may be perfected under the Uniform Commercial Code as in force in Delaware or as in force in any other jurisdiction the law of which governed the security interest at the time of the granting of the security interest (the "UCC") by Mobilepro Corp., a Delaware corporation ("COMPANY"), wherever located, whether now owned or hereafter acquired by the Company or arising, and all proceeds and products thereof including without limitation the following:

With respect to All Com USA, Inc.;

     All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, leasehold interests, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, electronic chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles including without limitation all tax refund claims license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (a) the Company operates or has authority to operate, (b) the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (c) others possess, use, or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications and schematics.

     The Company acknowledges and agrees that, with respect to any term used herein that is defined in either (i) Article 9 of the U.C.C. as in force in the jurisdiction the law of which governed the security interest at the time the Company authenticated the security agreement or (ii) Article 9 as in force at any relevant time in the jurisdiction in which this financing statement is filed, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.